UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2010
RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California	94949

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 382-8111
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 15, 2010, Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), issued a press release announcing the Committee for Orphan Medicinal Products of the European Medicines Agency has issued a positive opinion recommending orphan medicinal product designation for DR Cysteamine for the potential treatment of cystinosis, which would allow the Company to have ten years of market exclusivity in the European Union once the drug is approved as a treatment for cystinosis.
The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
99.1	Press release issued by the Company dated as of June 15, 2010	X

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: June 16, 2010	By:	/s/ Kim R. Tsuchimoto
		Name:	Kim R. Tsuchimoto
		Title:	Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
99.1	Press release issued by the Company dated as of June 15, 2010	X